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Exhibit 10.32

AMENDMENT NO. 4 TO
THE ALLIANCE DATA SYSTEMS 401(K) AND RETIREMENT SAVINGS PLAN
(amended and restated as of January 1, 2001)

        ADS Alliance Data Systems, Inc. hereby adopts this Amendment No. 4 to the Alliance Data Systems 401(k) and Retirement Savings Plan (the "Plan"), effective as of January 1, 2003, except as otherwise provided.

  1.
  Section 1.67 of the Plan shall be amended by adding new subsection (D) at the end thereof to read as follows:

      Notwithstanding the foregoing, former employees of American Electric Power Service Corporation ("AEP") working for Mutual Energy Services Company, L.L.C., who became employees of the Company as of March 1, 2003, as the result of a stock purchase shall have the service credited to them for the purpose of determining eligibility to participate under the AEP 401(k) Plan, credited to them for the same purpose under the Plan.

  2.
  Section 1.68 of the Plan shall be amended by adding new subsection (F) at the end thereof to read as follows:

      Notwithstanding the foregoing, former employees of American Electric Power Service Corporation ("AEP") working for Mutual Energy Services Company, L.L.C., who became employees of the Company as of March 1, 2003, as the result of a stock purchase shall have the service credited to them for the purpose of determining their right to vest under the AEP 401(k) Plan, credited to them for the same purpose under the Plan.

  3.
  Appendix A shall be amended by adding the following new language at the end thereof:

Employing Company	Years of Eligibility	Years of Vesting
AEP	Date of hire with AEP, but only if employed by the Company as of 1/1/2003.	Date of hire with AEP, but only if employed by the Company as of 1/1/2003.

        IN WITNESS WHEREOF, this amendment has been executed on this 9th day of June, 2003.

ADS ALLIANCE DATA SYSTEMS, INC.
By:	/s/ DWAYNE H. TUCKER Dwayne Tucker, Chief Administrative Officer

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  Exhibit 10.32
AMENDMENT NO. 4 TO THE ALLIANCE DATA SYSTEMS 401(K) AND RETIREMENT SAVINGS PLAN (amended and restated as of January 1, 2001)